Dated:	September 30, 2011

To:	WaferGen Bio-systems, Inc.
7400 Paseo Padre Parkway
Fremont, CA 94555
Attention: Don Huffman, Chief Financial Officer

Dear Don,

Reference is made to that certain letter agreement (the “Letter Agreement”), dated May 27, 2011, from the Investors who have executed the signature pages thereto (collectively, the “Investors”) and certain other undersigned individuals (collectively, the “Management Members”) to WaferGen Bio-systems, Inc. (the “Company”).

Subject to the Company’s agreement hereto by its execution of this letter below where indicated, the Investors and the Management Members agree with each other and the Company that the Letter Agreement shall be terminated, effective as of the date hereof.

The parties hereto agree that in case, at any time after the date hereof, any further action is necessary or desirable to carry out the purposes and intent of this letter, the parties will take such further action as any party or parties may reasonably request.  This letter may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Any signature page of any such counterpart, or any electronic facsimile thereof, may be attached or appended to any other counterpart to complete a fully executed counterpart of this letter, and any telecopy or other facsimile transmission of any signature shall be deemed an original.  This letter shall be binding upon each party’s successors and assigns.

Please confirm your agreement with the foregoing by signing and returning to Great Point Partners, LLC the duplicate copy of this letter agreement enclosed herewith.

Very truly yours,

INVESTORS:

Great Point Partners, LLC

By:	/s/ David E. Kroin
	Name:	David E. Kroin
	Title:	Managing Director

BIOMEDICAL VALUE FUND, L.P. By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
	Name:	David E. Kroin
	Title:	Managing Director

BIOMEDICAL INSTITUTIONAL VALUE FUND, L.P. By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
	Name:	David E. Kroin
	Title:	Managing Director

BIOMEDICAL OFFSHORE VALUE FUND, LTD. By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
	Name:	David E. Kroin
	Title:	Managing Director

WS INVESTMENTS III, LLC By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
	Name:	David E. Kroin
	Title:	Managing Director

DAVID J. MORRISON By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
	Name:	David E. Kroin
	Title:	Managing Director

CLASS D SERIES OF GEF-PS, L.P. By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
	Name:	David E. Kroin
	Title:	Managing Director

LYRICAL MULTI-MANAGER FUND, L.P. By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
	Name:	David E. Kroin
	Title:	Title: Managing Director

DEERFIELD SPECIAL SITUATION FUND, L.P.
By:	Deerfield Capital, L.P.
General Partner
	By:	J.E. Flynn Capital, LLC
General Partner

		By:	/s/ James E. Flynn
			Name:	James E. Flynn
			Title:	President

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL, LIMITED

By:	/s/ James E. Flynn
	Name:	James E. Flynn
	Title:	Director

DEERFIELD PRIVATE DESIGN FUND II, L.P.
By:	Deerfield Capital, L.P.
General Partner
	By:	J.E. Flynn Capital, LLC
General Partner

		By:	/s/ James E. Flynn
			Name:	James E. Flynn
			Title:	President

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P.
By:	Deerfield Capital, L.P.
General Partner
	By:	J.E. Flynn Capital, LLC
General Partner

		By:	/s/ James E. Flynn
			Name:	James E. Flynn
			Title:	President

THE SHIVJI FAMILY TRUST DATED JUNE 12, 2000

By:	/s/ Alnoor Shivji
	Name:	Alnoor Shivji
	Title:	Trustee

COMPANY MANAGEMENT:

/s/ Alnoor Shivji
Name:	Alnoor Shivji

/s/ Robert Coradini
Name:	Robert Coradini

/s/ Robert Hariri
Name:	Dr. Robert J. Hariri

/s/ Dean Hautamaki
Name:	Dr. R. Dean Hautamaki

/s/ Makoto Kaneshiro
Name:	Makoto Kaneshiro

/s/ Joel Kanter
Name:	Joel Kanter

/s/ Timothy Triche
Name:	Dr. Timothy Triche

Accepted and agreed: WaferGen Bio-systems, Inc.

By:	/s/ Alnoor Shivji
	Name:	Alnoor Shivji
	Title:	Chief Executive Officer

	cc:	Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105
Attention: John M. Rafferty, Esq.